                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) May 31, 2001



                        MATTHEWS STUDIO EQUIPMENT GROUP
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                  California
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

                0-18102                                 95-1447751
       -----------------------------------------------------------------
       (Commission file number)  (I.R.S. Employer Identification Number)

              3111 North Kenwood Street, Burbank, CA        91505
              -----------------------------------------------------
              (Address of principal executive office)    (Zip Code)

                                (818) 525-5200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On April 19, 2001, Four Star Lighting, Inc. ("Four Star") which is a subsidiary of Matthews Studio Equipment Group (the "Company") signed an Asset Purchase Agreement with Four Star Acquisition Company, LLC (the "Buyer") to sell Four Star's operation for $12.65 million. The transaction is a sale of assets, with the Buyer assuming only specified liabilities. The transaction was reached through arms' length negotiation. The Company reported its entry into the Asset Purchase Agreement in the Company's Form 8-K report filed on May 2, 2001.

     The parties completed this transaction on May 31, 2001, with Four Star receiving $12.65 million in cash on closing as the purchase price.

     In connection with the closing, Four Star and the Buyer entered into a First Amendment to Asset Purchase Agreement on May 31, 2001. The amendment concerns the assignability of the Asset Purchase Agreement.

Item 7.  Financial Statements and Exhibits


(b)  Pro forma financial information (unaudited)
     Pro forma condensed consolidated financial data related to the disposition of certain subsidiaries is located at addendum 1.

                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MATTHEWS STUDIO EQUIPMENT GROUP
                                                        (Registrant)


Date: August 1, 2001                             By: /s/ Ellen Gordon
                                                     --------------------------
                                                         Ellen Gordon
                                                         Estate Representative

Addendum 1

         Pro forma financial data

         The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2000, and the six months ended March 31, 2001, and the unaudited pro forma condensed consolidated balance sheet of March 31, 2001, give effect to the sale by Matthews Studio Equipment Group (the Company) of its subsidiary, Four Star Lighting, Inc. The pro forma information is based on the historical financial statements of the Company and gives effect to the disposal of the operations and assets of this subsidiary, as if the disposition had occurred at the beginning of the period presented. The pro forma information includes the pro forma adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and Four Star Lighting, Inc. based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the disposition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
                Pro Forma Condensed Consolidated Balance Sheets
                                March 31, 2001
                               ($ in thousands)

                                                               Company                      Pro forma
                                                                                --------------------------------
                                                              Historical         Adjustments         Adjusted
                                                           -----------------    --------------    --------------
ASSETS:
Current Assets:
     Cash and cash equivalents                              $        15,628      $          -      $      15,628
     Accounts receivable, net                                         1,495              (463)             1,032
     Current portion of net investment in leases                        197                 -                197
     Prepaid expenses and other current assets                           41               (22)                19
                                                            ---------------     -------------      -------------
          Total current assets                                       17,361              (485) (1)        16,876

Property, plant and equipment                                        20,489           (20,531)               (42)
     Less accumulated depreciation                                   (5,986)            6,357                371
                                                            ---------------     -------------      -------------
     Net property, plant and equipment                               14,503           (14,174) (1)           329


Other assets                                                          5,536                                5,536
                                                            ---------------     -------------      -------------
           Total assets                                     $        37,400      $    (14,659)     $      22,741
                                                            ===============     =============      =============

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
     Accounts payable                                       $             -      $          -      $           -
     Accrued liabilities                                                269              (226)                43
     Current portion of long-term debt and capital
        lease obligations                                                86                 -                 86
     Prepetition liabilities subject to compromise                   94,063           (12,650)            81,413
                                                            ---------------     -------------      -------------
           Total current liabilities                                 94,418           (12,876) (1)        81,542


Shareholders' equity (Accumulated deficit):
     Preferred stock                                                      -                 -                  -
     Common stock                                                     9,210                 -              9,210
     Accumulated deficit                                            (66,228)           (1,783)           (68,011)
                                                            ---------------     -------------      -------------
           Total shareholders' equity                               (57,018)           (1,783) (1)       (58,801)
                                                            ---------------     -------------      -------------

           Total liabilities and shareholders' equity       $        37,400      $    (14,659)     $      22,741
                                                            ===============      ============      =============

The accompanying notes are an integral part of these consolidated financial statements.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
           Notes to Pro Forma Condensed Consolidated Balance Sheets



1.  To record Four Star Lighting, Inc. asset sale and related liabilities.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
           Pro Forma Condensed Consolidated Statements of Operations
                    For the Six Months Ended March 31, 2001
                     (in thousands, except per share data)


                                                         Company          Pro Forma                 Pro forma
                                                        Historical        Adjustment   (1)          Adjusted
                                                     ---------------   ----------------          --------------
Revenues from rental operations                      $        8,937    $        (5,767)           $       3,170
Net product sales                                               873               (480)                     393
                                                     ---------------   ----------------          --------------
                                                              9,810             (6,247)                   3,563

Costs and expenses:

    Cost of rental operations                                 5,459             (2,941)                   2,518
    Cost of sales                                               535               (284)                     251
    Selling, general and administrative                       3,310               (902)                   2,408
    Interest, net                                                11                  -                       11
Reorganization items:
    Professional fees                                         4,160                  -                    4,160
    Facilities closing cost, net                              8,479                  -                    8,479
    Interest income on short-term investments                   (29)                 -                      (29)
                                                       -------------     --------------            ------------
                                                             21,925             (4,127)                  17,798

Income (loss) before income taxes                           (12,115)             2,120                  (14,235)
Provision (benefit) for income taxes                              -                  -                        -
                                                     ---------------   ----------------          --------------

        Net income (loss)                            $      (12,115)   $         2,120           $      (14,235)
                                                     ===============   ================          ==============

Net income (loss) per common share,
    basic and diluted                                        ($1.21)                                     ($1.42)
                                                     ===============                             ==============

Weighted average number of common
    share outstanding, basic and diluted                      9,997                                       9,997
                                                     ===============                             ==============

The accompanying notes are an integral part of these consolidated financial statements.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
           Pro Forma Condensed Consolidated Statements of Operations
                    For the Year Ended September 30, 2000
                     (in thousands, except per share data)


                                                           Company          Pro forma               Pro forma
                                                          Historical        Adjustment  (1)         Adjusted
                                                        --------------   ---------------         ---------------
Revenues from rental operations                         $      30,283     $      (9,111)          $       21,172
Net product sales                                               9,329            (1,297)                   8,032
                                                        --------------   ---------------         ---------------
                                                               39,612           (10,408)                  29,204

Costs and expenses:
    Cost of rental operations                                  19,467            (4,852)                  14,615
    Cost of sales                                               7,977              (941)                   7,036
    Selling, general and administrative                        31,062           (13,922)                  17,140
    Interest, net                                               5,601                 -                    5,601
Reorganization items:
    Professional fees                                           3,454                 -                    3,454
    Facilities closing cost, net                                1,255                 -                    1,255
    Interest income on short-term investments                     (34)                -                      (34)
                                                        --------------   ---------------         ---------------
                                                               68,782           (19,715)                  49,067

Loss before income taxes                                      (29,170)            9,307                  (19,863)
Income taxes benefits                                               -                 -                        -
                                                        --------------   ---------------         ---------------

Loss from operations                                    $     (29,170)    $       9,307          $       (19,863)
                                                        ==============   ===============         ===============


Loss from operations:
    Basic and Diluted                                          ($2.92)                                    ($1.99)
                                                        ==============                           ===============

Weighted average number of common shares
    outstanding, basic and diluted.                             9,997                                      9,997
                                                        ==============                           ===============

The accompanying notes are an integral part of these consolidated financial statements.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
      Notes to Pro Forma Condensed Consolidated Statements of Operations





(1) The accompanying Pro Forma Adjustments represent the sale of Four Star Lighting, Inc. assets as if such sale had occurred at the beginning of each period presented. The Pro Forma Adjusted statements of operations exclude $1,783,000 loss from the sale of assets of this subsidiary.